GOLDMAN SACHS TRUST

Goldman Sachs Structured Tax-Advantaged Equity Funds

Class A, Class B, Class C, Institutional and Service Shares (as applicable) of the

Goldman Sachs U.S. Equity Dividend and Premium Fund
Goldman Sachs International Equity Dividend and Premium Fund
Goldman Sachs Structured Tax-Managed Equity Fund
Goldman Sachs Structured International Tax-Managed Equity Fund
(collectively, the “Funds”)

Supplement dated March 10, 2010 to the
Prospectuses dated April 30, 2009 (the “Prospectuses”)

The following replaces the sixth sentence in the paragraph under the “Other Investment Practices and Securities” section of the Prospectuses for the Class A, Class B, Class C and Institutional Shares for each of the Funds:

In addition, the Funds publish on their website quarter-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed.

The following replaces the fifth sentence in the paragraph under the “Other Investment Practices and Securities” section of the Prospectus for the Service Shares for the Goldman Sachs Structured Tax-Managed Equity Fund:

In addition, the Fund publishes on its website quarter-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with your Prospectus for future reference.

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TAXADVHLGSTK 3-10